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                                                                    EXHIBIT 32.1

           CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
              FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the accompanying Annual Report on Form 10-K of iVillage Inc. for the period ended December 31, 2003, as filed with the Securities and Exchange Commission, the undersigned, Douglas W. McCormick, Chief Executive Officer of iVillage Inc., and Scott Levine, Chief Financial Officer of iVillage, Inc., each hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) such Annual Report on Form 10-K for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in such Annual Report on Form 10-K for the period ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of iVillage Inc.


March 30, 2004                                /s/ Douglas W. McCormick
--------------                                ----------------------------
Date                                              Douglas W. McCormick
                                                  Chief Executive Officer

March 30, 2004                                /s/ Scott Levine
--------------                                --------------------------------
Date                                              Scott Levine
                                                  Chief Financial Officer

            A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to iVillage Inc. and will be retained by iVillage Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

            The information in this Exhibit 32.1 is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.